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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2002




                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in the charter)


           Delaware                        001-10570             63-0084140
(State or other jurisdiction of    (Commission File Number)  ( I.R.S. Employer
        incorporation)                                       Identification No.)


                          5500 Northwest Central Drive
                              Houston, Texas 77092
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 462-4239

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Item 5.    Other Events

         Change of Controller

     Brian T. McCole has been appointed as Controller effective November 5, 2002, replacing James Horsch, who has left the Company. Mr. Horsch had held this position since March 2001.

     Mr. McCole started his career with BJ Services Company in 1991. Between 1991 and 1998, Brian served as Director of Internal Audit for BJ Services Company, Controller of BJ Services Company's Asia Pacific Region and Controller of BJ Services Company's Unichem Division. From 1998 to 2001, Brian was with the Cooper Energy Services Division of Cooper Cameron Corporation, where his responsibilities included Director of Aftermarket Finance. Brian rejoined BJ Services Company in 2001 as Director of Internal Audit.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BJ SERVICES COMPANY

                                       By:  /s/ Margaret Barrett Shannon
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                                       Name: Margaret Barrett Shannon
                                       Title: Vice President - General
                                               Counsel and Secretary

Date:  November 7, 2002